UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 23, 2018

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2018, CVB Financial Corp. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the CVB Financial Corp. 2018 Equity Incentive Plan. The 2018 Equity Incentive Plan replaces the Company’s 2008 Equity Incentive Plan which expired on April 11, 2018. The 2018 Equity Incentive Plan reserves for issuance up to 9 million shares of the Company’s common stock for eligible participants, which include all of the Company’s employees, officers, and directors. The material terms of the 2018 Equity Incentive Plan are summarized in “Proposal 4: Approval of 2018 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2018, which is incorporated by reference herein. That summary and the foregoing description are qualified in their entirety by reference to the full text of the 2018 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Forms of the Stock Option Agreement, Restricted Stock Agreement and Restricted Stock Unit Agreement which may be used for grants under the 2018 Equity Incentive Plan are filed hereto as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	On May 23, 2018 the Company held its Annual Meeting.

(b)	Each of the matters submitted to the shareholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the shareholders are as follows:

Proposal 1 – Election of Directors

The following eight individuals were elected to serve as directors of the Company for a one year term expiring at the 2019 Annual Meeting of Shareholders or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
George A. Borba, Jr.	81,051,786	126,072	20,505,045
Stephen A. Del Guercio	81,034,220	143,638	20,505,045
Rodrigo Guerra, Jr.	81,045,783	132,075	20,505,045
Anna Kan	80,674,768	503,090	20,505,045
Kristina M. Leslie	81,032,536	145,322	20,505,045
Christopher D. Myers	81,035,200	142,658	20,505,045
Raymond V. O’Brien III	81,018,834	159,024	20,505,045
Hal W. Oswalt	81,018,861	158,997	20,505,045

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2018

The appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2018 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
100,978,901	558,172	145,830	0

Proposal 3 – A Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers (“Say-On-Pay”).

Votes For	Votes Against	Abstain	Broker Non-Votes
80,472,301	430,553	275,004	20,505,045

Proposal 4 – Approval of the CVB Financial Corp. 2018 Equity Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
80,028,832	879,908	269,118	20,505,045

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	CVB Financial Corp. 2018 Equity Incentive Plan (1)
Exhibit 10.2	Form of Stock Option Agreement under 2018 Equity Incentive Plan*
Exhibit 10.3	Form of Restricted Stock Agreement under 2018 Equity Incentive Plan*
Exhibit 10.4	Form of Restricted Stock Unit Agreement under 2018 Equity Incentive Plan*

* Filed herewith

(1)	Incorporated herein by reference to Exhibit A to the Registrant’s Definitive Proxy Statement on Form DEF 14A filed with the Securities and Exchange Commission on April 4, 2018.

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	CVB Financial Corp. 2018 Equity Incentive Plan (1)
Exhibit 10.2	Form of Stock Option Agreement under 2018 Equity Incentive Plan*
Exhibit 10.3	Form of Restricted Stock Agreement under 2018 Equity Incentive Plan*
Exhibit 10.4	Form of Restricted Stock Unit Agreement under 2018 Equity Incentive Plan*

* Filed herewith
(1)	Incorporated herein by reference to Exhibit A to the Registrant’s Definitive Proxy Statement on Form DEF 14A filed with the Securities and Exchange Commission on April 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP. (Registrant)

Date: May 24, 2018	By: /s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer